                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                                     FILE NO.
--------------------------------------------------------------------------------
Variable Separate Account                           002-86837 / 811-03859
                                                    033-47473 / 811-03859
                                                    333-25473 / 811-03859
                                                    333-55740 / 811-03859
                                                    333-58234 / 811-03859
                                                    333-102906 / 811-03859
                                                    333-58314 / 811-03859
                                                    333-66114 / 811-03859
                                                    333-91860 / 811-03859
                                                    333-65118 / 811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One                        033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two                        033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four                       033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five                       333-08859 / 811-07727
                                                    333-67685 / 811-07727
                                                    333-66106 / 811-07727
                                                    333-92396 / 811-07727
                                                    333-64338 / 811-07727
--------------------------------------------------------------------------------
Variable Annuity Account Seven                      333-63511 / 811-09003
                                                    333-65965 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine                       333-90328 / 811-21096
                                                    333-90324 / 811-21096
                                                    333-88414 / 811-21096
                                                    333-89468 / 811-21096
--------------------------------------------------------------------------------


/s/ MERTON BERNARD AIDINOFF                   Director              June 8, 2006
-------------------------------------
MERTON BERNARD AIDINOFF

/s/ JOHN QUINLAN DOYLE                 Director and President       June 8, 2006
-------------------------------------
JOHN QUINLAN DOYLE

/s/ NEIL ANTHONY FAULKNER                     Director              June 8, 2006
-------------------------------------
NEIL ANTHONY FAULKNER

/s/ DAVID NEIL FIELDS                         Director              June 8, 2006
-------------------------------------
DAVID NEIL FIELDS

/s/ KENNETH VINCENT HARKINS                   Director              June 8, 2006
-------------------------------------
KENNETH VINCENT HARKINS

/s/ JEFFREY L. HAYMAN                         Director              June 8, 2006
-------------------------------------
JEFFREY L. HAYMAN

/s/ DAVID LAWRENCE HERZOG                     Director              June 8, 2006
-------------------------------------
DAVID LAWRENCE HERZOG

/s/ ROBERT EDWARD LEWIS                       Director              June 8, 2006
-------------------------------------
ROBERT EDWARD LEWIS

/s/ KRISTIAN PHILIP MOOR               Director and Chairman        June 8, 2006
-------------------------------------
KRISTIAN PHILIP MOOR

/s/ WIN JAY NEUGER                            Director              June 8, 2006
-------------------------------------
WIN JAY NEUGER

/s/ ROBERT S. SCHIMEK                  Director, Senior Vice        June 8, 2006
------------------------------------- President and Treasurer
ROBERT S. SCHIMEK

/s/ NICHOLAS SHAW TYLER                       Director              June 8, 2006
-------------------------------------
NICHOLAS SHAW TYLER

/s/ NICHOLAS CHARLES WALSH                    Director              June 8, 2006
-------------------------------------
NICHOLAS CHARLES WALSH